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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported):   April 24, 2001


                             ASPEN TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                              0-24786                   04-2739697
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(State or other jurisdiction of     (Commission              (I.R.S. Employer
incorporation or organization)      File Number)            Identification No.)


                 Ten Canal Park, Cambridge, Massachusetts 02141
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              (Address of principal executive office and zip code)


                                 (617) 949-1000
                               ------------------
              (Registrant's telephone number, including area code)

                                  ------------
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ITEM 5.  OTHER EVENTS.

On April 24, 2001, we issued a press release announcing financial results for the quarter ended March 31, 2001. A copy of the press release is filed as an
Exhibit 5.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         Exhibit
         Number            Description
         -------           -----------
         5.1               Press release of Aspen Technology, Inc. issued
                           April 24, 2001 announcing financial results for the
                           quarter ended March 31, 2001.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ASPEN TECHNOLOGY, INC.


Dated:   April 24, 2001             By: /s/  Lisa W. Zappala
                                        --------------------------------------
                                        Lisa W. Zappala
                                        Senior Vice President and
                                        Chief Financial Officer